UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 20, 2004


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)



             Delaware                 001-09553            04-2949533
  (State or other jurisdiction    (Commission File      (I.R.S. Employer
        of incorporation)              Number)        Identification Number)

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                        1515 Broadway, New York, NY 10036
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 258-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5--Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       (b) On December 20, 2004, Patty Stonesifer, a director of the Registrant and its predecessor, CBS Corporation, since 1999, informed the Registrant that she does not plan to stand for re-election at the Registrant's 2005 Annual Meeting of Stockholders due to other commitments on her time. Ms. Stonesifer will continue to serve the remainder of her term as a director until the Registrant's 2005 Annual Meeting.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VIACOM INC.
                                     (Registrant)



                                     By: /s/ MICHAEL D. FRICKLAS
                                        ---------------------------------------
                                         Name:   Michael D. Fricklas
                                         Title:  Executive Vice President,
                                                 General Counsel and Secretary


Date:    December 23, 2004